SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SUMMIT FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, for the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:


      (2) Form, Schedule or Registration No.:


      (3) Filing Party:


      (4) Date Filed:

[SUMMIT FINANCIAL GROUP, INC. LOGO]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME ......................            1:00 p.m., EDT, on May 16, 2002

PLACE .....................            South Branch Inn
                                       Route  220, North
                                       Moorefield, West Virginia 26836

ITEMS OF BUSINESS .........            (1)      To elect five (5) directors to
                                                serve until 2005;

                                       (2)      To ratify the selection of
                                                Arnett & Foster, PLLC as the
                                                Company's independent auditors
                                                for the fiscal year ending
                                                December 31, 2002; and

                                       (3)      To transact such other
                                                business as may properly come
                                                before the meeting. The Board of
                                                Directors at present knows of no
                                                other business to come before
                                                the annual meeting.

RECORD DATE ...............            Only those shareholders of record at the
                                       close of business on March 29, 2002,
                                       shall be entitled to notice and to vote
                                       at the meeting.

ANNUAL REPORT .............            Our 2001 Annual Report, which is not a
                                       part of the proxy materials, is enclosed.

PROXY VOTING ..............            It is important that your shares be
                                       represented and voted at the Meeting.
                                       Please MARK, SIGN, DATE and PROMPTLY
                                       RETURN the enclosed proxy card in the
                                       postage-paid envelope. Any proxy may be revoked prior to its exercise at the Meeting.


March 29, 2002.............                                   /s/ Oscar M. Bean
                                                                  Oscar M. Bean
                                                          Chairman of the Board

                                TABLE OF CONTENTS




PROXY STATEMENT............................................................1
         Shareholders Entitled to Vote.....................................1
         Proxies  .........................................................1
         Vote By Mail......................................................1
         Voting at the Annual Meeting......................................1
         Voting of Other Matters...........................................1
         Required Vote.....................................................1
         Cost of Proxy Solicitation........................................2
         Shareholder Account Maintenance...................................2
         Section 16(a) Beneficial Ownership Reporting Compliance...........2

GOVERNANCE OF THE COMPANY..................................................3
         Board and Committee Membership....................................3
         The Executive Committee...........................................3
         The Audit & Compliance Committee..................................3
         Related Transactions..............................................3
         Indemnification...................................................3
         Fees and Benefit Plans for Directors..............................4
                  Directors Deferral Plan..................................4

ITEM 1- ELECTION OF DIRECTORS..............................................5
         Security Ownership of Directors and Officers......................5

NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2005...........................6

DIRECTORS WHOSE TERMS EXPIRE IN 2004.......................................7

DIRECTORS WHOSE TERMS EXPIRE IN 2003.......................................8

ITEM 2 -- APPROVAL OF AUDITORS.............................................9

AUDIT & COMPLIANCE COMMITTEE REPORT.......................................10

EXECUTIVE OFFICERS........................................................11

EXECUTIVE COMPENSATION....................................................12
         Cash Compensation................................................12
         Summary Compensation Table ......................................12

EXECUTIVE COMPENSATION COMMITTEE REPORT...................................13
         Overview of Compensation Philosophy..............................13
                  Salaries................................................13
                  Annual Incentive Compensation...........................13
                  Long-term Incentive Compensation........................13

         Evaluation of Executive Performance..............................13
         Total Compensation...............................................14
         Salaries.........................................................14
                  President and CEO.......................................14
                  Other Named Executive Officer...........................14
         Annual Incentive Compensation....................................14
         Long-Term Incentive Compensation - Stock Option Plan.............14
                  President and CEO.......................................15
                  Other Named Executive Officer...........................15
         Glossary.........................................................15
                  Stock Options...........................................15
                  Named Executive Officers................................15
                  Peer Group..............................................15
         Executive Compensation Committee.................................15
         Employment Agreements and Change of Control Agreement............16
         Summit Financial Group, Inc. Plans...............................18
                  401(k) Profit Sharing Plan..............................18
                  ESOP    ................................................18
                  Executive Supplemental Retirement Plan..................18
                  Incentive Compensation Plan.............................19
                  Officer Stock Option Plan...............................19

STOCK OPTION GRANTS IN 2001...............................................20

STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE...........................21

SHAREHOLDER RETURN PERFORMANCE GRAPH......................................22

REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
         OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
         OTHER BUSINESS OF SHAREHOLDERS...................................23
         Stock Transfers..................................................23

ANNUAL REPORT.............................................................24

FORM 10-K.................................................................24

--------------------------------------------------------------------------------


                                 PROXY STATEMENT
--------------------------------------------------------------------------------


     These proxy materials are delivered in connection with the solicitation by the Board of Directors of Summit Financial Group, Inc. ("Summit," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2002 Annual Meeting of Shareholders and at any adjournment or postponement.

     You are invited to attend our Annual Meeting of Shareholders on May 16, 2002, beginning at 1:00 p.m. The Meeting will be held at the South Branch Inn, Route 220, North, Moorefield, West Virginia 26836.

     This Proxy Statement, form of proxy and voting instructions are being mailed starting April 10, 2002.

Shareholders Entitled to Vote

     Holders of record of Summit common shares at the close of business on March 29, 2002, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 1,754,310 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

Proxies

     Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

     Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

     You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

     If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Voting at the Annual Meeting

     The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

     All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on Other Matters

     If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

     In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

     At our 2002 Annual Meeting, the total number of directors to be elected is five (5) in the class expiring in 2005. Each shareholder has the right to cast five (5) votes for each share of stock held on the record date.

     If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the nominees for each class. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of Summit Financial Group, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

     On the record date, there were 1,754,310 shares of common stock outstanding which are held by approximately 1,240 shareholders of record. A majority of the outstanding shares of Summit Financial Group, Inc. will constitute a quorum at the meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of Arnett & Foster, PLLC. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

Cost of Proxy Solicitation

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

Shareholder Account Maintenance

     We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by contacting Teresa Sherman by telephone at (304) 538-7233, extension 126, or by e-mail at tsherman@summitfgi.com.

Section 16(a) Beneficial Ownership
Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Summit shares with the SEC. Based on our records and other information, in 2001 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a).

--------------------------------------------------------------------------------


                            GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------


Board and Committee Membership

     During 2001, the Board of Directors met four (4) times. All of our Directors attended 75% or more of the meetings of the Board in 2001, with the exception of Frank A. Baer, III and James M. Cookman, who each attended 50% of the meetings.

     The Company has a standing Audit & Compliance Committee and an Executive Committee.

The Executive Committee

     The Executive Committee, on an as needed basis, approves loans above specified limits and performs such duties and exercises such powers as delegated to it by the Company's Board of Directors. The members of the Company's Executive Committee are Oscar M. Bean, Chairman, H. Charles Maddy, III, John W. Crites, Charles S. Piccirillo, Ronald F. Miller, Duke A. McDaniel, Patrick N. Frye, James P. Geary, George R. Ours and C. David Robertson.

The Audit & Compliance Committee

     The Audit & Compliance Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to ensure the quality and integrity of Summit's financial reports. This entails:

o Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system.

o Providing direction to and oversight of the Company's internal audit function.

o    Reviewing and appraising the efforts of the Company's independent auditors.

o Maintaining a free and open means of communication between directors, internal audit staff, independent auditors, and management.

     Current members of this committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawse, Gerald W. Huffman, Charles S. Piccirillo and Larry T. Omps, a member of the Board of Directors of Shenandoah Valley National Bank.

     Under the definition of independence set forth in Rule 4200(a)(15) of the National Association of Securities Dealers, the Board of Directors has determined that all members of the Audit & Compliance Committee are independent. For information concerning the audit fees paid by the Company in 2001 and for information about the Company's auditors generally, see The Audit & Compliance Committee Report on page 10 of these Annual Meeting materials.

Related Transactions

     Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, Summit Community Bank, Capital State Bank, Inc., and Shenandoah Valley National Bank. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Indemnification

     We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

Fees and Benefit Plans for Directors

     Directors of the Company received $400 per board meeting attended in 2001. Non- employee Directors of the Company who serve on the Company's Audit & Compliance Committee received $250 for each meeting attended. Non-employee Directors serving on other Company Committees received $150 per committee meeting attended.

     Certain members of the Company's Board of Directors receive payments for health insurance premiums from the Company's subsidiary bank, Summit Community Bank. These payments have been discontinued on a forward going basis for newly elected Board members. For those still receiving payments, such payments will be eliminated upon their retirement. The following members of the Board continued to receive these payments in the amounts indicated for 2001. Oscar M. Bean - $7,391, Dewey F. Bensenhaver - $7,391, John W. Crites - $5,219, James Paul Geary
- $4,815,  Thomas J. Hawse - $1,893, Phoebe F. Heishman - $7,573, Gary L. Hinkle
- $5,272,  Gerald W. Huffman - $5,302, Duke R. McDaniel - $4,913, George R. Ours
- $2,971, and Harry C. Welton, Jr. - $5,490, totaling $58,230.

     Directors Deferral Plan. Pursuant to the Summit Directors Deferral Plan, the Company's Directors may elect to defer their retainer, meeting and committee fees earned. The Company invests amounts equating to the deferrals of each participating director in separate variable life insurance contracts. Benefits payable to participant directors at retirement under the Plan will equate to the then current value of the individual variable life insurance contracts.

--------------------------------------------------------------------------------


                         ITEM 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Board of Directors is divided into three classes. The terms of the Directors in each class expire at successive annual meetings. Five (5) Directors will be elected at our 2002 Annual Meeting to serve for a three-year term expiring at our Annual Meeting in the year 2005. If the proposed nominees are elected, the Company will have a Board of Directors consisting of two classes of six (6) directors each and one class of five (5) directors.

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors, with terms expiring in 2005, at the Annual Meeting: Frank A. Baer, III, Patrick N. Frye, Duke A. McDaniel, Ronald F. Miller and George R. Ours, Jr..

     The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

     We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

Security Ownership of Directors
and Officers

     As of March 1, 2002, the nominees, other Directors, and the Named Executive Officers of the Company owned beneficially, directly or indirectly, the number of shares of common stock indicated on the following pages. The number of shares shown as beneficially owned by each director and executive officer is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purposes.

     All Directors and executive officers as a group owned 446,828 shares or 25.22% of the Company's common stock as of March 1, 2002. Each director of the Company is required to own a minimum of 1,000 shares of the Company's common stock. Ownership is defined as shares held in the individual's own name, jointly with spouse, or by a company where the individual has controlling interest. Directors who are also employees of the Company or its subsidiary banks are exempt from this requirement.

     The Company requires that all directors retire at the end of the term during which the director attains the age of 70. However, pursuant to the Merger Agreement with Potomac Valley Bank, the Company agreed that Messrs. Geary, McDaniel and Ours would be exempt from the Company's mandatory retirement requirement. These individuals must retire at the end of the term during which they attain the age of 80.



  Name and Age as of the                                                       Amount of Beneficial
       May 16, 2002                Position, Principal Occupation            Ownership of Shares of
       Meeting Date             Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------

                          NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2005
-------------------------------------------------------------------------------------------------------
                                                                                     Shares        %
-------------------------------------------------------------------------------------------------------
Frank A. Baer, III .....41     Director of Summit Financial Group since             2,172(1)       *
                               March, 1998. CEO of Commercial Insurance
                               Services, an insurance brokerage firm. Vice
                               President of M & B Properties, a real estate
                               holding company.
-------------------------------------------------------------------------------------------------------
Patrick N. Frye ........43     Director of Summit Financial Group since               922          *
                               February, 2000.  President and CEO of
                               Summit Community Bank since December,
                               1998.  CFO of Summit Community Bank
                               from March, 1998 to December, 1998.  Vice
                               President, One Valley Bank from 1988 to
                               1998.
-------------------------------------------------------------------------------------------------------
Duke A. McDaniel........63     Director of Summit Financial Group since            10,626          *
                               February, 2000.  Attorney at Law.
-------------------------------------------------------------------------------------------------------
Ronald F. Miller .......58     Director of Summit Financial Group since             8,144(2)       *
                               1998.  President and CEO of Shenandoah
                               Valley National Bank since 1998.  President
                               and CEO of First National Corporation from
                               1983 to 1998.  President and CEO of The
                               First National Bank of Strasburg from 1983
                               to 1998 when the bank changed its charter to
                               become First Bank.  President of First Bank
                               from 1995 to 1998.
-------------------------------------------------------------------------------------------------------
George R. Ours, Jr. ....70     Director of Summit Financial Group and               54,186(3)     3.06%
                               Vice Chairman of the Board since February,
                               2000.  Retired President of Petersburg Oil
                               Co.  Director of Summit Community Bank
                               since 1974 and Chairman of the Board from
                               1995 to 2002.
-------------------------------------------------------------------------------------------------------


(1)  Includes 148 shares owned by minor children.
(2) Includes 5,000 shares owned by self-directed IRA, 344 fully vested shares held in Company's ESOP and exercisable stock options for 2,800 shares.
(3) Includes 4,088 shares owned by spouse and 19,218 shares owned by children for whom director has continuous voting proxy until rescinded.

* Indicates director owns less than 1% of the Company's Common Stock.



   Name and Age as of the                                                          Amount of Beneficial
      May 16, 2002                  Position, Principal Occupation               Ownership of Shares of
      Meeting Date               Business Experience and Directorships                 Common Stock
-------------------------------------------------------------------------------------------------------

                                 DIRECTORS WHOSE TERMS EXPIRE IN 2004
-------------------------------------------------------------------------------------------------------
                                                                                     Shares         %
-------------------------------------------------------------------------------------------------------
Oscar M. Bean ..........51     Director of Summit Financial Group since             19,648(1)     1.11%
                               1987.  Chairman of the Board since 1995.
                               Chairman of Summit Financial Group's
                               Executive Committee.  Managing partner of
                               Bean & Bean, Attorneys at Law.
-------------------------------------------------------------------------------------------------------
Dewey F. Bensenhaver ...55     Director of Summit Financial Group since              7,572(2)       *
                               February, 2000.  Physician in private practice.
                               Owner of farming operation.
-------------------------------------------------------------------------------------------------------
John W. Crites .........61     Director of Summit Financial Group since             145,416(3)    8.21%
                               1989.  President of Allegheny Wood Products,
                               Inc. and a partner in Allegheny Dimension,
                               LLC.  Principal stockholder of KJV Aviation,
                               Inc.
-------------------------------------------------------------------------------------------------------
James Paul Geary........75     Director of Summit Financial Group since               51,210      2.89%
                               February, 2000.  Managing Partner of the law
                               firm of Geary & Geary.  Sole stockholder of
                               Landimer, Inc., a farming and real estate
                               corporation.
-------------------------------------------------------------------------------------------------------
Phoebe F. Heishman .....61     Director of Summit Financial Group since             22,500(4)     1.27%
                               1987, Secretary since 1995.  Publisher and
                               Editor of The Moorefield Examiner.
-------------------------------------------------------------------------------------------------------
Charles S. Piccirillo...47     Director of Summit Financial Group since              4,076(5)       *
                               1998.  Partner in the law firm of Shaffer &
                               Shaffer.
-------------------------------------------------------------------------------------------------------


(1) Includes 1,210 shares owned by spouse, 986 shares owned by minor children and 2,380 shares owned by mother for which he has Power of Attorney.
(2) Includes 928 shares owned by spouse and 2,720 shares owned by minor children.
(3)  Includes 47,810 shares owned by Allegheny Wood Products, Inc.
(4) Includes 440 shares owned by spouse and 1,760 shares owned by minor children.
(5) Includes 2,170 shares owned by self-directed 401(k) and 100 shares owned by spouse .

* Indicates director owns less than 1% of the Company's Common Stock.




  Name and Age as of the                                                         Amount of Beneficial
      May 16, 2002                   Position, Principal Occupation             Ownership of Shares of
     Meeting Date                 Business Experience and Directorships               Common Stock
------------------------------------------------------------------------------------------------------

                                    DIRECTORS WHOSE TERMS EXPIRE IN 2003
------------------------------------------------------------------------------------------------------

                                                                                      Shares        %
------------------------------------------------------------------------------------------------------
James M. Cookman .......48     Director of Summit Financial Group since 1994.         7,104(1)      *
                               President of Cookman Insurance Group, Inc.
                               President of Cookman Realty Group, Inc.
                               Secretary/ Treasurer of Apex Developers, Inc.
                               President of BeaconNet, L.L.C.  Member of
                               Orchard View Estates, LLC.  Member of West
                               Virginia Lottery Commission.  Director of
                               Mutual Protective Association of West Virginia.
                               Member Board of Advisors - Grant
                               Manufacturing, Inc.  Member of Grant County
                               Development Authority.
------------------------------------------------------------------------------------------------------
Thomas J. Hawse, III ...57     Director of Summit Financial Group since 1988.          6,600        *
                               President of Hawse Food Market, Inc.  Member
                               of the McCoy-McMechen Museum & Theater
                               board.  Member of the Hardy County Rural
                               Development Authority board.  Also serves on
                               the West Virginia Forest Management Review
                               Commission.
------------------------------------------------------------------------------------------------------
Gary L. Hinkle .........52     Director of Summit Financial Group since 1993.       51,415(2)     2.93%
                               President of Hinkle Trucking, Inc., Dettinburn
                               Transport, Inc., Mt. Storm Fuel Corporation and
                               H. T. Services, Inc.
------------------------------------------------------------------------------------------------------
Gerald W. Huffman ......57     Director of Summit Financial Group since               10,592        *
                               February, 2000.  President of Potomac Trucking
                               & Excavation, Inc., Huffman Logging, Inc. and
                               G&T Repair, Inc.
------------------------------------------------------------------------------------------------------
H. Charles Maddy, III ..39     Director of Summit Financial Group since 1993.       10,211(3)       *
                               President and CEO of Summit Financial Group
                               since 1994.  Chairman of Summit Community
                               Bank Board of Directors since February, 2002.
------------------------------------------------------------------------------------------------------
Harold K. Michael ......58     Director of Summit Financial Group since 1994.         2,378         *
                               Owner/Agent of H. K. Michael  Insurance
                               Agency.  Member of the West Virginia House of
                               Delegates.
------------------------------------------------------------------------------------------------------


(1) Includes 1,000 shares owned by Cookman Insurance Center, Inc., 3,738 shares owned by Cookman Insurance Center, Inc. Retirement Plan and 948 shares owned by minor children.
(2) Includes 10,900 shares owned by Hinkle Trucking, Inc., 1,905 shares owned by self-directed IRA and 1,110 shares owned by spouse.
(3) Includes 251 shares owned by spouse, 2,952 fully vested shares held in Company's ESOP and exercisable stock options for 6,000 shares.

* Indicates director owns less than 1% of the Company's Common Stock.

--------------------------------------------------------------------------------


                         ITEM 2 -- APPROVAL OF AUDITORS
--------------------------------------------------------------------------------


     The Board of Directors has appointed Arnett & Foster, PLLC to serve as our independent auditors for 2002, subject to the approval of our shareholders. For information concerning the audit fees paid by the Company in 2001 and for information about the Company's auditors generally, See the Audit and Compliance Committee Report on page 10 of the Annual Meeting Materials.

     Representatives of Arnett & Foster, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

     The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

     The Board of Directors recommends a vote FOR the approval of Arnett & Foster, PLLC as our independent auditors for the year 2002.

--------------------------------------------------------------------------------


                       AUDIT & COMPLIANCE COMMITTEE REPORT
--------------------------------------------------------------------------------


     The Audit & Compliance Committee of the Board of Directors of the Company is composed of five independent directors. The members of the Audit & Compliance Committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawes, Gerald
W. Huffman, Charles S. Piccirillo and Larry Omps, a director of Shenandoah Valley National Bank.

     The Audit & Compliance Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001, and discussed them with Management and the Company's independent auditors, Arnett & Foster, P. L.L.C. The Audit & Compliance Committee also has discussed with the independent auditors the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards No. 61.

     The Audit & Compliance Committee has received from the independent auditors the written disclosures and letter required by the Independence Standards Board Standard No. 1, and the Audit & Compliance Committee has discussed with the auditors their independence from the Company and Management.

     Based on the review and discussions described above, the Audit & Compliance Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2001, be included in the Company's Annual Report on Form 10-K for 2001.


Audit Fees

     Arnett & Foster billed the Company $128,915 for the audit services it provided with respect to its audit of the Company's financial statements for the fiscal year ended December 31, 2001, and its review of the Company's Form 10-Q's.

All Other Fees

     The aggregate fees billed by Arnett & Foster, P.L.L.C. for other services for the fiscal year ended December 31, 2001, were $37,356. All other fees consisted primarily of tax compliance and advisory services, accounting advisory services and out-of-pocket expenses.

     The Audit & Compliance Committee has considered and determined that the provision of these additional services is compatible with maintaining Arnett & Foster's independence. For more information concerning the Company's Audit & Compliance Committee, see p. 3 of these Annual Meeting materials.

THE AUDIT & COMPLIANCE
COMMITTEE

         George  R. Ours, Chairman
         John W. Crites
         Thomas J. Hawes
         Gerald W. Huffman
         Charles S. Piccirillo
         Larry Omps

--------------------------------------------------------------------------------


                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------



The Executive Officers of Summit Financial Group, Inc., as of March 29, 2002, are as follows:

Name                        Age    Position and Background

H. Charles Maddy, III (1)   39     President and Chief Executive Officer of
                                   Summit Financial Group since 1994;
                                   President and Chief Executive Officer of
                                   South Branch Valley National Bank from
                                   February, 1993 to January, 2002.

Ronald F. Miller (1)        58     President and Chief Executive Officer of
                                   Shenandoah Valley National Bank since 1998.
                                   President and Chief Executive Officer of
                                   First National Corporation and First Bank,
                                   1983 - 1998.

C. David Robertson (1)      58     President and Chief Executive Officer of
                                   Capital StateBank, Inc. since February, 1999.
                                   Senior Vice President of Huntington National
                                   Bank, 1993 - 1998.

Patrick N. Frye   (1)       43     President and Chief Executive Officer of
                                   Summit Community Bank since December, 1998.
                                   Chief Financial Officer of Summit Community
                                   Bank, March, 1998 to December, 1998.  Vice
                                   President, One Valley Bank, 1988- 1998.

Robert S. Tissue            38     Senior Vice President and Chief Financial
                                   Officer of Summit Financial Group since 1998;
                                   Vice President and Chief Financial Officer of Mountain International Trucks, Inc.,
                                   1996 - 1998; Manager, Arnett & Foster, PLLC,
                                   1991 - 1996.

Scott C. Jennings(1)        40     Senior Vice President and Chief Operating
                                   Officer of Summit Financial Group since
                                   President and Director of Technology & Loan
                                   October 2000. Vice Administration of Summit
                                   1999 - 2000; Vice President of Loan
                                   Administration for South Branch Valley
                                   National Bank, 1995 - 1998.


(1) The beneficial ownership of shares of Summit Financial Group's common stock of each Named Executive Officer as of March 1, 2002 is as follows: Mr. Maddy - 10,211 shares; Mr. Miller - 8,144 shares; Mr. Robertson - 3,354 shares; Mr. Frye - 922 shares; and Mr. Jennings - 2,848 shares.

--------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


Cash Compensation

     The table below sets forth the cash compensation of the Company's CEO and the four most highly compensated Executive Officers who earned $100,000 or more in salary and bonus for the years ended December 31, 2001, 2000, and 1999.


SUMMARY COMPENSATION TABLE
                                                                                                Long Term
                                                       Annual Compensation                     Compensation
                                    -------------------------------------------------------- -----------------
                                                                                                Securities     All Other
Name and                                                                    Other Annual        Underlying      Compen-
Principal Position                     Year       Salary      Bonus       Compensation (1)        Options      sation (2)
----------------------------------- ---------- ------------  ----------- ------------------- ----------------- ---------
H. Charles Maddy, III                  2001      $190,000      $70,623            -                1,500         $48,307
President and Chief
Executive Officer - Summit             2000      $160,000      $40,472            -                2,000         $45,886
Financial Group
                                       1999      $150,000      $41,814            -                6,000         $27,513
------------------------------------------------------------------------------------------------------------------------

C. David Robertson                     2001      $129,300      $16,156            -                1,000         $22,528
President and Chief
Executive Officer -                    2000      $124,167      $1,500             -                2,000         $21,192
Capital State Bank, Inc.
                                       1999      $105,000      $ 1,500            -                  -           $ 1,700
------------------------------------------------------------------------------------------------------------------------

Patrick N. Frye                        2001      $110,000      $43,694            -                1,000         $20,900
President and Chief
Executive Officer - Summit             2000      $100,000      $24,750            -                  -           $21,400
Community Bank
                                       1999      $93,942       $14,750            -                  -            $2,700
------------------------------------------------------------------------------------------------------------------------

Ronald F. Miller                       2001      $129,300      $57,600            -                1,000         $25,517
President and Chief
Executive Officer - Shenandoah         2000      $120,833      $1,500             -                2,000         $24,073
Valley National Bank
                                       1999      $90,625       $1,500             -                2,000          $9,440
------------------------------------------------------------------------------------------------------------------------

Scott C. Jennings                      2001      $80,000       $40,032            -                1,000         $17,124
Senior Vice President and Chief
Operating Officer - Summit             2000      $64,167       $26,301            -                1,000         $14,995
Financial Group
                                       1999      $50,000       $22,007            -                1,000          $8,156
------------------------------------------------------------------------------------------------------------------------


(1) None of the Named Executive Officers received perquisites or other personal benefits, securities or property during 2001 which, in the aggregate cost the Company an amount that equaled or exceeded the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus earned during the year.

(2)  Amount for 2001  includes  payments  made to the  Company's  401(k)  Profit
     Sharing Plan and ESOP on behalf of Mr. Maddy ($20,900), Mr. Robertson ($13,900), Mr. Frye ($12,100), Mr. Miller ($14,223 ), and Mr. Jennings
     ($8,800). The 2001 amount also includes fees paid to Mr. Maddy ($14,900), Mr. Robertson ($3,100), Mr. Frye ($8,800), and Mr. Miller ($4,700) as
     members of the Company's and its subsidiary banks' Boards of Directors. Finally, the amount shown includes the 2001 amount accrued for the benefit of Mr. Maddy ($12,000), Mr. Robertson ($5,000), Mr. Miller ($6,000), and Mr. Jennings ($8,000) in connection with the Company's Executive
     Supplemental Retirement Plan and the value of Mr. Maddy's ($507), Mr. Robertson's ($528), Mr. Miller's ($594), and Mr. Jenning's ($324) split dollar life insurance benefit included in the Plan.

--------------------------------------------------------------------------------


                     EXECUTIVE COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------


     Please see the glossary at the end of this report for definitions of the capitalized terms used in this report which have not already been defined in this Proxy Statement.

Overview of Compensation Philosophy

     Summit's Executive Compensation Committee evaluates executive compensation annually. The Committee establishes the salary and other compensation of the President and CEO of the Company. The Committee also reviews and approves the salary recommendation of the Company's CEO concerning the other Executive Officers. Employee Directors of the Company do not participate in discussions concerning their individual compensation or the compensation of the CEO.

     The Company's executive compensation program is designed to:

o retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

o    encourage ownership of Company common stock by executive officers.


     As discussed below, the program consists of, and is intended to balance, three elements:

o Salaries. Salaries are based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions.

o Annual Incentive Compensation. Executive Annual Incentive Compensation is based on an evaluation of both individual and Company performance against qualitative and quantitative measures.

o Long-term Incentive Compensation. Long-term incentive awards, which consist of stock options, are designed to insure that incentive compensation is linked to the long- term performance of the Company and its common stock.

Evaluation of Executive Performance

     The Committee does not usually rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officers. Instead, the Committee considers:

o    management's overall accomplishments;

o    the accomplishments of the individual
     executives;

o    the Company's financial performance; and

o    other criteria discussed below.

     In 2001, management continued to effectively implement its long-term strategies, which included:

o    growth and expansion of its existing markets;

o    expansion into new markets and new
     financial service products; and

o    enhanced shareholder value.

     The Committee  believes  that the success of these  strategies is evidenced by:

o    the Company's financial performance in
     2001;

o    growth of the Company's loan portfolio; and

o    growth of the Company's deposits.

Total Compensation

     Target total compensation levels of Company executives are established with consideration given to an analysis of competitive market total compensation. The total compensation package for each executive is then broken down into the basic components indicated above and discussed in more detail below. In recent years, the Board and the Committee have been directing a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Board intends to continue this emphasis in 2002. Based on available public data, the total compensation of Mr. Maddy and the other Named Executive Officers generally fell in the median of total compensation paid by the Peer Group to their executives holding equivalent positions. The Board and the Committee believe that position was consistent with the performance of the Company compared to the Peer Group.

Salaries

     In setting salaries, the first element of executive compensation, the Board did not use a predetermined formula. Instead, the 2001 salaries of the President and CEO and the other executive officers were based on:

o    the Board's evaluation of each officer's individual job performance;


o    an assessment of the Company's performance; and

o a consideration of salaries paid by the Peer Group to executive officers holding equivalent positions.

     President and CEO. Mr. Maddy's salary in 2001 totaled $190,000.

     Other Named Executive Officers. The 2001 salaries of Messrs. Robertson, Frye, Miller and Jennings, the other Executive Officers, are shown in the "Salary" column of the Summary Compensation Table.

Annual Incentive Compensation

     The second element of the executive compensation program is the Incentive Compensation Plan.

     The Executive Compensation Committee adopts an Incentive Compensation Plan annually. Under the terms of this plan, the Committee awards a bonus based on a formula which primarily considers the return on average equity of the Company and its bank subsidiaries.

     For 2001, annual incentive compensation of $70,623 for Mr. H. Charles Maddy, III was approved by the Committee. The annual incentive compensation for 2001 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.

Long-Term Incentive Compensation - Stock Option Plan

     In 1998, Mr. Maddy and the other executive officers became eligible to participate in the Company's long-term incentive compensation program, the third element of executive compensation. As discussed under "Officer Stock Option Plan" on page 19, the program consists of stock option grants made under the Company's Officer Stock Option Plan.

     President and CEO. Based upon this data, Mr. Maddy was awarded options for 1,500 shares.

     Other Named Executive Officers. The other Named Executive Officers were awarded options as follows in 2001: Mr. Robertson - 1,000 shares; Mr. Frye - 1,000 shares; Mr. Miller - 1,000 shares; and Mr. Jennings - 1,000 shares. The stock options of the Named Executive Officers and all other executive officers will vest over a five (5) year period with twenty (20) percent of the options vesting each year.

Glossary

     Stock Options. Stock options granted under the Company's Officer Stock Option Plan to certain management employees who are considered to have a substantial impact on the Company's operations.


     Named Executive Officers. This refers to the CEO and to the four (4) most highly compensated Executive Officers who earn salaries and bonuses in excess of $100,000.

     Peer Group. This group consists of a regional peer group of banks with assets of $200- $500 million.

EXECUTIVE COMPENSATION COMMITTEE

         Oscar M. Bean
         John W. Crites
         James Paul Geary
         Gary L. Hinkle
         George R. Ours
         Charles S. Piccirillo

Employment Agreements and Change of Control Agreement


     The Company has entered into employment agreements with Messrs. Miller, Robertson and Frye (the "Employment Agreements"). Mr. Maddy does not have an employment agreement with the Company.

     Mr. Miller's Employment Agreement provides for a three (3) year term commencing on July 1, 2000; Mr. Robertson's Employment Agreement provides for a five (5) year term commencing on February 5, 1999; and Mr. Frye's Employment Agreement provides for a one (1) year term commencing on December 1, 2001. The Employment Agreements require the Company's Board of Directors to review the Employment Agreements annually after expiration of their respective terms. With the consent of Messrs. Frye, Robertson and Miller, as applicable, the Employment Agreements may be renewed annually for additional one-year terms, in which case the term shall end one year from the date on which it is last renewed.

     The Employment Agreements provide that these individuals will receive base salaries equal to their current annual salaries. Mr. Frye is also eligible for annual merit raises. Under their Employment Agreements, these individuals participate in specified incentive compensation plans. Each individual is entitled to receive employee pension and welfare benefits, including the Executive Supplemental Retirement Plan benefits described on page 18 of these proxy materials. Each also is entitled to receive group employee benefits, such as sick leave, vacation, group disability and life and accident insurance. Non-cash compensation includes the payment of club memberships and the lease of a vehicle.

     Effective January 26, 1996, the Company entered into a Change in Control Agreement with H. Charles Maddy, III, its President and Chief Executive Officer. In addition, Ronald F. Miller, C. David Robertson and Patrick N. Frye have change in control provisions included in their Employment Agreements. The change in control provisions in the Employment Agreements and Mr. Maddy's Change in Control Agreement are referred to as the "Agreements". The Board of Directors determined that such arrangements were appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The Agreements were not undertaken in the belief that a change of control of the Company was imminent.

     Generally, the Agreements provide severance compensation to Mr. Maddy and Messrs. Miller, Robertson and Frye, if their employment should end under certain specified conditions after a change of control. Compensation is paid upon an involuntary termination following a change of control unless either executive is terminated for cause. In addition, compensation will be paid after a change of control if any of these persons voluntarily terminates employment because of:

o a decrease in the total amount of the executive's base salary below the level in effect on the date of consummation of the change of control, without the executive's consent;

o    a  material   reduction  in  the   importance   of  the   executive's   job
     responsibilities without his consent;

o geographical relocation of the executive without his consent, to an office more than twenty (20) miles from his location at the time of a change of control;

o failure by the Company to obtain assumption of the contract by its successor;

o failure of the Company to give notice of termination as required in the Agreement; or

o any removal of the executive from, or failure to reelect the executive to, any position with the Company or Bank that he held immediately prior to the change in control without his prior written consent (except for good cause, death, disability or retirement).

     Under the Agreement, a "change of control" is deemed to occur in the event of

o a change of ownership of the Company which must be reported to the Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty- five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or

o the failure during any period of three (3) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period, or

o the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.

     In the case of Mr. Maddy, severance benefits include:

o    cash payment equal to Mr.  Maddy's  monthly base salary in effect on either
     (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is twenty-four
     (24) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of twenty-four
     (24) months following the date of termination.

     Under  their  agreements,  both Mr.  Maddy  and Mr.  Frye have the right to terminate their employment without reason by giving written notice of termination within six (6) months of consummation of any change of control. In such event, Mr. Maddy and Mr. Frye will be entitled to receive a lump sum equal to 75% of his salary, as defined in the Agreement.

     In the case of Messrs. Miller, Frye and Robertson severance benefits include:

o cash payment equal to their monthly base salary in effect on either (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is eighteen (18) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of eighteen (18) months following the date of termination.

     The Agreements do not effect the right of the Company to terminate Mr. Maddy or Messrs. Miller, Frye or Robertson or change their salary or benefits with or without good cause, prior to any change of control. However, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the Agreements and will entitle the executive to the benefits under the Agreements, absent clear and convincing evidence to the contrary.

Summit Financial Group, Inc. Plans

     401(k) Profit Sharing Plan. The Company has a defined contribution profit-sharing plan with 401(k) provisions covering substantially all employees. Any employee who is at least 21 years of age, completed one year of service, and is employed in a position requiring at least 1,000 hours of service per year is eligible to participate. Vesting of discretionary contributions occurs at the rate of 0% for the first and second year of credited service, and 20% per year thereafter. Under the provisions of the plan, the Company matches 25% of the participant's salary reduction contributions, up to 4% of such participant's compensation. These matching contributions shall be fully vested at all times. The Company may also make optional contributions at the discretion of the Company's Board of Directors.

     ESOP. The Company has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. Any employee who is at least 21 years of age and is credited with at least 1,000 hours of service during the plan year is eligible to participate. Vesting occurs at the rate of 0% for the first and second year of credited service and 20% for each year thereafter. Under the provisions of the plan, employee participants in the ESOP are not permitted to contribute to the plan, rather the cost of the ESOP is borne by the Company through annual contributions in amounts determined by the Company's Board of Directors.

     Executive Supplemental Retirement Plan. In an effort to attract, reward, motivate and retain the most qualified people available, and to provide those people with a complete and reasonable compensation package, Summit Financial Group, Inc. and its affiliates have implemented an executive retirement plan with an endorsement split dollar life insurance plan for the benefit of certain executives of the Company. In this section, Company includes Summit's bank subsidiaries.

     The Plan is called the Executive Supplemental Retirement Plan and was designed to provide an annual retirement benefit that will grow on a tax-deferred basis. These benefits, when added to the retirement benefits that will be provided by the Company's defined contribution plan and social security, will provide each executive with benefit levels comparable to other Company employees when measured as a percentage of salary at the time of retirement.

     The Executive Supplemental Retirement Plan is also designed to provide these benefits with the least risk to the Company's safety and soundness and at the least possible cost. A portion of the benefits is determined by an indexed formula. The index used in this plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Company retains the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the executive. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the executive.

     The Company's obligations under the retirement benefit portion of this plan are unfunded; however, the Company has purchased life insurance policies on each insurable executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs during the life of the executive and provide a complete recovery of all plan costs at the executive's death. The Company is the sole owner of all policies.

     The life insurance benefit for each insurable officer is being provided by an Endorsement Split Dollar Plan whereby the Bank endorses a specified percentage of the net- at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each officer for payment to the designated beneficiary of that officer. The Bank owns the policy and its entire surrender value.

     Incentive Compensation Plan. Summit annually adopts an incentive compensation plan for the key employees of the Company and its bank subsidiaries. Bonuses are awarded to key employees based on a prescribed formula using the Company's and/or its subsidiary bank's return on equity as a base.


     Officer Stock Option Plan. At our 1998 Annual Meeting, our shareholders approved an Officer Stock Option Plan. Under the plan, the Company may award options for up to 240,000 shares of the Company's stock to qualified officers of the Company and its subsidiaries. Each option granted under the plan shall have a term of no more than 10 years and an exercise price of no less than the fair market value of Company's common stock as of the date of grant. Options granted under the plan vest according to a schedule designated at the grant date.

--------------------------------------------------------------------------------


                           STOCK OPTION GRANTS IN 2001
--------------------------------------------------------------------------------



         This table shows all options to purchase our common stock granted to each applicable Named Executive Officer in 2001.



                                                  Stock Option Grants in 2001

                       ---------------------------------------------------------------------------------
                            Number of         Percent of
                           Securities       Total Options
                           Underlying         Granted to      Exercise or                    Grant Date
                             Options         Employees in     Base Price     Expiration    Present Value
        Name             Granted (#) (1)         2001        ($/Shr.) (2)       Date          ($) (3)
--------------------------------------------------------------------------------------------------------
H. Charles Maddy, III         1,500             17.6%           $23.80       10/26/2016        $8,421
--------------------------------------------------------------------------------------------------------
Ronald F. Miller              1,000             11.8%           $23.80       10/26/2016        $5,614
--------------------------------------------------------------------------------------------------------
C. David Robertson            1,000             11.8%           $23.80       10/26/2016        $5,614
--------------------------------------------------------------------------------------------------------
Patrick N. Frye               1,000             11.8%           $23.80       10/26/2016        $5,614
--------------------------------------------------------------------------------------------------------
Scott C. Jennings             1,000             11.8%           $23.80       10/26/2016        $5,614
--------------------------------------------------------------------------------------------------------

(1) Option grants for 2001 consisted of options which vest at a rate of 20% per year on each anniversary date beginning October 26, 2002. The options are exercisable over ten (10) year periods, beginning with each respective option's date of vesting.

(2) The exercise price for all stock option grants shown in this column is the average of the closing prices reported on the last five (5) business days prior to the grant date on which the common stock traded.

(3) The Black-Sholes option pricing model was used to estimate grant date present values. The values indicated were calculated using the following assumptions: (i) an expected volatility of 20%, (ii) an expected dividend yield of 2.5%, (iii) a risk-free interest rate at the date of grant based upon a term equal to the expected life of the option of 4.5%, (iv) an expected option life of 8 years, equal to the anticipated period of time from date of grant to exercise, and (v) no discounts for non-transferability or risk of forfeiture. These estimated values have been included solely for purposes of disclosure in accordance with the rules of the Securities and Exchange Commission and represent theoretical values. The actual value, if any, the executive may realize will depend upon the increase in the market value of our common stock through the date of exercise.

--------------------------------------------------------------------------------


                 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------



     The following table sets forth certain information regarding individual exercises of stock options during 2001 by each applicable Named Executive Officer.


                              Aggregate Stock Option Exercises in 2001 and 12/31/2001 Stock Option Values
                          -----------------------------------------------------------------------------------

                                                                                      Value of Unexercised
                                                        Number of Unexercised      In-the-Money Stock Options
                             Shares       Value     Stock Options at 12/31/2001       at 12/31/2001 ($)(1)
                          Acquired on    Realized  ----------------------------    --------------------------
        Name              Exercise (#)     ($)        Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III          -            -                4,400/5,100                 $41,096/$43,809
-------------------------------------------------------------------------------------------------------------
Ronald F. Miller               -            -                2,000/3,000                 $19,700/$26,580
-------------------------------------------------------------------------------------------------------------
C. David Robertson             -            -                 800/2,200                   $9,000/$19,448
-------------------------------------------------------------------------------------------------------------
Patrick N. Frye                -            -                  0/1,000                      $0/$5,950
-------------------------------------------------------------------------------------------------------------
Scott C. Jennings              -            -                1,000/3,000                  $9,850/$16,260
-------------------------------------------------------------------------------------------------------------

(1) The "Value of Unexercised In-the-Money Options at 12/31/2001" is equal to the difference between the Option Exercise Price and Summit's Common Stock Closing Price on December 31, 2001, of $29.75.

--------------------------------------------------------------------------------


                      SHAREHOLDER RETURN PERFORMANCE GRAPH
--------------------------------------------------------------------------------


     Set forth below is a line graph comparing the cumulative total return of Summit's Common Stock, assuming reinvestment of dividends, with that of the Standard & Poor's 500 Total Return Index ("S&P 500") and the SNL Securities, L.C. Total Return Index of West Virginia and Virginia Banks and Bank Holding Companies with less than $500 million in assets ("SNL Index"). This graph is for the period January 5, 1999, (the initial date Summit's Common Stock was reported on the OTC Bulletin Board) through December 31, 2001.


[PERFORMANCE GRAPH APPEARS HERE -SEE PLOT POINTS BELOW]


                                 1/5/99   6/30/99   12/31/99   6/30/00   12/31/00   6/30/01   12/31/01
                                 ------   -------   --------   -------   --------   -------   --------
Summit Financial Group, Inc.     100.00   101.80      96.67     82.48      94.03    113.32     162.96
S&P 500                          100.00   110.97     119.52    119.02     108.64    101.36      95.73
SNL Index                        100.00    98.89      94.72     84.82      80.98    101.50     116.32


--------------------------------------------------------------------------------


                REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
                 OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
                         OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------



     Under our Articles of Incorporation, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors. These procedures provide that nominations for Director nominees at an annual meeting of shareholders must be submitted in writing to the President of the Company at 223 North Main Street, Moorefield, West Virginia 26836. The nomination must be received no later than:

o thirty (30) days in advance of an annual meeting if at least thirty (30) days prior notice is provided; of

o five (5) days following the day on which the notice of meeting is mailed if less than thirty (30) days notice is given.

     For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting.

     The nomination must contain the following information about the nominee and notifying shareholder:

o    name of the nominee;

o    age of the nominee;

o    address of the nominee;

o    principal occupation or employment of the nominee;

o    the number of shares of common stock held by the notifying shareholder; and

o    the address of the notifying shareholder.

     The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.


     The chairman of the meeting may refuse to allow the transaction of any business not presented before hand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

     Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by us,
Attention: Secretary, at our principal executive offices by December 31, 2002 for inclusion in the proxy statement and form of proxy relating to that meeting.

Stock Transfers

     Current market quotations for the common stock of Summit Financial Group, Inc. are available on the OTC Bulletin Board under the symbol "SMMF".

--------------------------------------------------------------------------------


                                  ANNUAL REPORT
--------------------------------------------------------------------------------



     The annual report of the Company for the year ended December 31, 2001 is being mailed concurrently with this Proxy Statement. The financial statements and other information to be delivered with this Proxy Statement constitute the annual disclosure statement as required by 12 C.F.R. 18.


--------------------------------------------------------------------------------


                                    FORM 10-K
--------------------------------------------------------------------------------



     The Company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the Company's annual report on Form 10-K for 2001. Requests for copies of such report should be directed to Julie R. Cook, Director of Accounting, Summit Financial Group, Inc.,
P. O. Box 179, Moorefield, West Virginia 26836, or e-mail jcook@summitfgi.com.

--------------------------------------------------------------------------------


     Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.





By Order of the Board of Directors,

March 29, 2002